Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Contract ID AM05-00141
SALES CONTRACT
April 25, 2006
This Sales Contract (“Contract”) is entered into by and between SHELL CHEMICAL LP, with a place of business at One Shell Plaza, P.O. Box 2463, Houston, Texas, 77252-2463, Facsimile no. (713) 241-6465 (“Seller”), and KRATON Polymers U.S. LLC with a place of business at 15710 John F. Kennedy Boulevard, Suite 300, Houston, Texas 77032, Facsimile no. 281-504-4769 (“Buyer”). For the purposes of this Contract, “Party” shall mean either Seller or Buyer individually and “Parties” shall mean Seller and Buyer collectively. Further, the term “Affiliate” shall mean a company which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with a Party. For this purpose control means the direct or indirect ownership of in aggregate fifty per cent or more of voting capital.
ARTICLE 1: Evergreen Contract and Termination
1.1 This Contract shall be in effect for an initial term from May 1, 2006 (“Effective Date”) through April 30, 2009 (“Initial Term”), but shall continue thereafter in full force and effect for additional terms of twelve (12) months each, subject to termination effective at the end of the Initial Term or any subsequent renewal term by either Party by giving the other at least twelve (12) months prior written notice of termination or as otherwise permitted by this Contract. The continuing renewal of this Contract on one-year terms after the Initial Term is referred to as “Evergreen Status.” Notwithstanding the foregoing, this Contract is subject to earlier termination pursuant to the provision below and to other provisions of this Contract.
1.2 This Contract may be terminated immediately by a Party (without prejudice to its other rights and remedies) if the other Party (i) becomes insolvent, makes an assignment for the benefit of its creditors, or is placed in receivership, administration, liquidation, or bankruptcy; or (ii) is in breach of any term of this Contract and fails to remedy such breach within thirty (30) calendar days after its receipt of written notice of such breach from the non-breaching Party. Seller may also terminate this Contract on thirty (30) calendar days written notice if Seller is prevented by law, regulation or governmental action from increasing or continuing any price in accordance with the provisions of this Contract.
ARTICLE 2: Product
“Product” shall mean 1,3 Butadiene. The specifications applicable to Product supplied from Seller owned facilities and non-Seller owned facilities under this Contract are provided in Attachment 1A (“Specifications of Product supplied from Seller owned facilities”) and Attachment 1B (“Specifications of Product supplied from non-Seller owned facilities”)

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
respectively, and are only applicable at time of loading the barge or rail car at Seller’s facility or mutually agreed alternate facility and are made part of the Contract.
ARTICLE 3: Quantity and Quantity Limitations
3.1 During the term of this Contract, Seller will sell and Buyer will purchase [***] [Confidential Treatment Requested] of Buyer’s requirements for Product at its Belpre, OH plant (the “Facility”) subject to the following minimum and maximum volumes which are defined as [***] [Confidential Treatment Requested] of the Volume Target Nomination (“Volume Maximum”) and minus [***] [Confidential Treatment Requested] of the Volume Target Nomination (“Volume Minimum”), and further subject to the nomination and ratability provisions set forth below.

Evergreen
Status May 1 –
	May 1 –	January 1 –	January 1-	January 1 –	April 30 (12
Volume	December 31,	December 31,	December 31,	April 30,	month
Period	2006	2007	2008	2009	periods)*

Volume Target Nomination (pounds)	[***] [Confidential Treatment Requested] lbs.	[***] [Confidential Treatment Requested] lbs.	[***] [Confidential Treatment Requested] lbs.	[***] [Confidential Treatment Requested] lbs.	**See below

*	If in Evergreen Status, the Volume Period would be May 1 through April 30 for each twelve (12) month period.

**	The Volume Target Nomination for each twelve-month period while on Evergreen Status shall be the Volume Target Nomination for January 1 – December 31, 2008 unless modified by Section 3.3 below or otherwise agreed by the Parties in writing.
3.2 Volume Nominations for Volume Periods: Buyer’s volume nomination for the initial Volume Period (May 1 – December 31, 2006) is [***] [Confidential Treatment Requested] pounds. For each Volume Period that commences after 2006, Buyer shall provide Seller with its nomination for Product by November 1 of the previous year within the Volume Maximum and Volume Minimum for the next Volume Period (e.g. 2007 nomination provided by November 1, 2006); however, if this Contract is not terminated prior to achieving Evergreen Status May 1, 2009, Buyer’s nomination for Product required by November 1, 2008 for 2009 shall include Buyer’s nomination for both the Volume Period January 1 – April 30, 2009 and the first one year period while on Evergreen Status (May 1, 2009 – April 30, 2010) for a total of sixteen (16) months. Further, for each subsequent one year term while on Evergreen Status, Buyer shall similarly provide Buyer’s nomination of Product by November 1 for a period of sixteen (16) months commencing January 1 of the next year. Each nomination of Product in accordance with this Section 3.2 applicable to a Volume Period is referred to as a “Volume Nomination.”
3.3 Changes to Volume Nomination and Volume Target Nomination: The Volume Target

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Nomination for each Volume Period shall be modified if the Parties agree in an amendment to this Contract or, if one Party provides notice that it requests a change in the Volume Target Nomination and the other Party provides written notice that it agrees to such change. If Buyer’s requirements for the Product exceed the Volume Maximum for any Volume Period, Buyer shall be permitted, but shall not be required, to submit a nomination that includes a Volume Nomination that exceeds the Volume Maximum calculated with reference to the chart above. Seller shall not be required to accept a nomination from Buyer for Product for any Volume Period that exceeds the amount designated as the Volume Maximum for such period; provided, however, that if Seller gives notice that it agrees to Buyer’s Volume Nomination that exceeds the amount designated as the Volume Maximum for any Volume Period (“Acceptance Notice”), such Volume Nomination shall become Buyer’s Volume Nomination required under Section 3.2 for the applicable Volume Period and then Buyer may provide a written notice to Seller within thirty (30) days of Seller’s Acceptance Notice that Buyer is electing to increase the Volume Target Nomination (and consequently the Volume Minimum and Volume Maximum) for all future Volume Periods by an amount equal to the amount by which the Volume Nomination agreed by Seller exceeds the Volume Maximum for the Volume Period for which Buyer’s nomination was made (except the Volume Target Nomination for the Volume Period January 1 – April 30, 2009, will be increased by one-third (1/3) the amount of the increase to account for this 2009 Volume Period being four months instead of a year). For the avoidance of doubt, if Buyer’s nomination includes a Volume Nomination for Product for any Volume Period that exceeds the Volume Maximum calculated with reference to the chart above, and Seller declines to supply amounts in excess of the Volume Maximum, Buyer’s Volume Nomination shall be considered to be the Maximum Volume for the applicable Volume Period and the Parties shall be excused from the [***] [Confidential Treatment Requested] purchase and supply commitment hereunder for amounts in excess of the Volume Maximum for such Volume Period. If Buyer’s nomination includes a Volume Nomination for Product for any Volume Period that is lower than the Volume Minimum calculated with reference to the chart above, Seller shall be entitled to consider such lower amount as Buyer’s Volume Nomination and reduce the Volume Target Nomination (and consequently the Volume Minimum and Volume Maximum) for all future Volume Periods by an amount equal to the amount by which the volume of Product in Buyer’s Volume Nomination was less than the Volume Minimum for the Volume Period for which Buyer’s nomination was made (except the Volume Target Nomination for the Volume Period January 1 – April 30, 2009, will be decreased by one-third (1/3) the amount of the decrease to account for this 2009 Volume Period being four months instead of a year).
3.4 Purchase and Supply Limitations:
3.4.1 Limits on Seller’s Maximum Supply Obligation: Seller shall not be required: (a) during any calendar month to supply in excess of [***] [Confidential Treatment Requested] of the Volume Nomination for the Volume Period during which such month falls, or (b) during any three (3) month period, to supply in excess of an average of [***] [Confidential Treatment Requested] each month of the Volume Nomination for the applicable Volume Period for the three (3) months.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
3.4.2 Seller’s Right to Reduce Volume of Product in Current Volume Period: If during any Volume Period Buyer fails to purchase at least [***] [Confidential Treatment Requested] of the Volume Nomination for such Volume Period per month for any three (3) calendar months (whether or not consecutive) for reasons that are not excused under this Contract, Seller shall be entitled to reduce the volume of Product it is otherwise required to deliver under this Contract for such Volume Period by an amount up to [***] [Confidential Treatment Requested] the amount of Product that Buyer’s total purchases for such three (3) months was less than [***] [Confidential Treatment Requested] of such Volume Nomination.
3.4.3 Seller’s Right to Reduce Volume of Product: If Buyer fails to purchase its Volume Nomination for an entire Volume Period by more than [***] [Confidential Treatment Requested] for reasons that are not excused under this Contract, Seller shall be entitled to reduce the Volume Target Nominations (and consequently the Volume Minimum and Volume Maximum) for all future Volume Periods by an amount equal to the amount of Product that Buyer failed to purchase during such Volume Period that was greater than [***] [Confidential Treatment Requested] below the Volume Nomination for such Volume Period (except, if applicable the Volume Target Nomination for the Volume Period January 1 – April 30, 2009, will be decreased by one-third (1/3) the amount of the decrease to account for this Volume Period being four (4) months instead of a full year.) Seller shall have no right to reduce either Volume Target Nominations, Volume Minimums or Volume Maximums for any future years as a result of Buyer’s failure to purchase its Volume Nomination for an entire Volume Period by less than [***] [Confidential Treatment Requested] for reasons that are not excused under this Contract.
3.4.4 Non-exclusive Remedies and Clarification: Provided Buyer is purchasing [***] [Confidential Treatment Requested] of its requirements for Product from Seller up to the Volume Maximum as required by this Contract, Seller’s remedies in this Section 3.4 shall be Seller’s sole and exclusive remedies for Buyer’s failure to purchase Product as required pursuant to the terms set forth in this Article 3. If Buyer fails to purchase [***] [Confidential Treatment Requested] of its requirements for Product from Seller up to the Volume Maximum for reasons that are not excused by the terms of this Contract, Seller shall be entitled to all its remedies provided under the law in addition to those expressly provided in this Contract.
3.5 Buyer’s Alternative Purchase Right: If for any reason Seller is unable to supply Buyer with an amount of Product consistent with the provisions set forth in this Article 3 for any applicable period during any Volume Period (including, without limitation, the reasons set forth in Article 9 hereof), Buyer shall be entitled to purchase any such shortfall in Seller’s supply capability from a third party, and Buyer shall be excused from its [***] [Confidential Treatment Requested] hereunder for any such volumes that it procures from a third party.
3.6 Safety Stock: Seller and Buyer will meet twice per year to discuss Seller’s inventory level of Consigned Product in the tank at Buyer’s facility (the “Safety Stock”) under Section 5.1. During these discussions, Seller and Buyer will discuss and revise, if necessary, any Safety Stock volume targets including, but not limited to, the minimum volume target. Safety Stock volume targets are not binding on either Party; however, should actual consignment stock level fall below

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
the Safety Stock minimum volume target, Seller will promptly institute a plan to bring the inventory back to a level at or in excess of the Safety Stock minimum volume target. Decisions to increase or decrease the Safety Stock volume targets will not be unreasonably withheld or delayed.
ARTICLE 4: Quantity Estimates and Forecasts
Each November 1 during the term, Buyer will provide Seller with Buyer’s Volume Nomination for the following Volume Period in accordance with Section 3.2. Additionally, Buyer will maintain a forecast showing Buyer’s revised and updated requirements for the Product for the twelve (12) months immediately following the date of the forecast, which Buyer will provide to Seller at least two (2) times monthly during the term (or at such more or less frequent intervals that Buyer and Seller may agree). Buyer and Seller shall also participate in monthly (or more frequent) teleconferences to review and agree upon revisions to the forecast.
ARTICLE 5: Consigned Product, Delivery and Measurement, Quantity and Quality
5.1.1 Product, Shipments, Risk of Loss and Insurance: Product covered by this provision is 1,3 Butadiene as defined in Article 2, herein referred to as “Consigned Product”. Notwithstanding any provisions of this Contract to the contrary, shipments of Consigned Product will be made by Seller on consignment into Buyer’s storage at the Facility, and Seller’s quantity determination will govern unless proven in error. Buyer will ensure the prompt unloading of each shipment of Consigned Product in accordance with Attachment 2 (“Barge Deliveries to Buyer’s Facility”) and will be responsible for any demurrage or detention charges. Notwithstanding anything to the contrary in this Contract: (1) risk of loss or damage to Consigned Product shall pass to Buyer as the Consigned Product passes the barge’s last permanently installed flange connection when discharging Consigned Product into the Facility, and [***] [Confidential Treatment Requested]. Notwithstanding anything to the contrary in this Contract, Buyer is obligated to purchase Product once risk of loss has passed to Buyer unless Seller exercises a legal or contractual right to take possession of the Product, or the Parties otherwise agree in writing. Seller will retain title to all Consigned Product until the earlier of a) ninety (90) days from the date of receipt at the Facility; b) until Buyer withdraws Consigned Product from storage; c) the date when regardless of fault, the Consigned Product is lost, destroyed or damaged for any cause while in Buyer’s custody; or d) consignment is discontinued for any reason at the Facility. At such time, title will pass to Buyer and Consigned Product will be considered purchased by Buyer. Buyer agrees that all costs of maintaining and protecting Consigned Product in Buyer’s storage facilities, including but not limited to insurance, handling and storage, will be borne by Buyer, and that Consigned Product will be adequately insured against theft, fire or other loss or damage with Seller named as an additional insured in the appropriate policies. Buyer agrees to furnish Seller on an on-going basis with written certificates of insurance as evidence of such insurance satisfactory to Seller.
5.1.2 Storage Requirements: Buyer agrees to permit physical inspection of the storage location and product handling facilities by Seller’s representative or agents prior to the first consignment

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
shipment and on at least a three (3) year basis thereafter during the term of this Contract. Buyer further agrees that any consignment inventory of bulk Product will not be commingled with other bulk products except Buyer may commingle product substantially similar to Seller’s Product if Seller gives its written consent. Seller may not withhold such consent if Seller is unable to supply under the terms of this Contract for any reason whatsoever or if the commingled Product represents volume above the Volume Maximum. Seller has the right, upon reasonable notice, to verify the quantity and quality of bulk Product consigned hereunder.
5.1.3 Financing Statement: Unless waived by Seller in writing, Buyer will execute and return to Seller for Seller’s filing, a Uniform Commercial Code Financing Statement — Form UCC-1, acknowledging that all Consigned Product delivered hereunder is on consignment.
5.1.4 Reports: Buyer is responsible for keeping accurate and complete records as to all receipts, withdrawals and handling of Consigned Product. Prior to the close of business on the second workday of each calendar month, Buyer will provide Seller a detailed accounting of withdrawals of all Consigned Product during the previous calendar month. All Consigned Product on consignment ninety (90) days after the date of receipt at the Facility will be shown as “withdrawals from consignment” and deemed purchased by Buyer. Buyer will pay for the amount of Consigned Product withdrawn, used or otherwise deemed purchased during the previous calendar month. Upon prior reasonable notice, Seller will have the right to verify Buyer’s report at any time during Buyer’s normal business hours by physical inspection of Buyer’s inventory or to require any or all of Buyer’s monthly reports to be certified by a responsible officer of Buyer.
5.1.5 Precedence: If there is any conflict between this Consignment provision and the Contract to which it is a part, this Consignment provision shall take precedence and govern with respect to Consigned Product.
5.2 Usual supply source and selection of Carrier:
Without limiting Seller’s sources for supply of Product under this Contract, Seller’s usual supply source for manufacturing Product shall be Norco, LA and such source is approved by Buyer. If Seller on an occasional basis needs to supply Product manufactured from a supplier at a location other than Norco, LA, Seller will provide Buyer with notice of the same. Buyer shall not be required to accept Product from any manufacturing location that is not approved by Buyer. If Buyer does not approve the manufacturing location, Seller’s obligation to supply said volume is excused under this Contract provided the Product offered meets the specifications in Attachment 1B. Subject to the foregoing, Seller will select the place of loading and the carrier of Product unless the Contract states another method for determination of the loading point and/or the carrier. Seller shall arrange transportation of Product to the Facility. Buyer agrees to cooperate with Seller in determining delivery dates for each month. Seller will be responsible for freight costs in excess of the freight costs from Norco, LA if an alternate supply location is arranged for the convenience of the Seller. However, Buyer will be responsible to pay freight costs from any location other than Norco, LA if Seller supplies Product from an alternate supply location due to a Force Majeure Event as described in Article 9.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
5.3 Quantity determination:
5.3.1 Barge Shipments: With respect to barge shipments, the following shall apply: The quantity of Product shall be determined by an independent licensed inspector provided by Seller at loading port. The measured quantity shall be stated on the appropriate delivery documentation for that delivery. Buyer shall provide an independent licensed inspector at the discharge port, and, in the event that the measured quantity at the loading location differs by one-half percent (0.5%) or less from the quantity measured at the destination, Buyer agrees to accept the discrepancy without adjustment to the delivered quantity. Inspection fees at load and discharge shall be shared equally by Buyer and Seller. In the event that the measured quantity at the loading location differs from the quantity measured at the destination by more than one-half percent (0.5%), Buyer and Seller will notify the other as soon as the discrepancy is identified and (i) either Party may initiate its own investigation and the other Party will reasonably cooperate or (ii) the Parties will have a loss investigation utilizing a mutually agreeable independent third party if requested by either Party (or, if the Parties cannot agree, any recognized regional or global independent surveyor chosen by Seller). If an independent third party is used, the outcome of the investigation shall be final and binding on the Parties absent fraud or clear error and any quantity measurement found to be incorrect by more than one-half percent (0.5%) shall result in an appropriate adjustment to the quantity delivered and related invoice(s). Each Party shall bear its own internal costs associated with any quantity dispute, but the costs of any third party to investigate a claimed quantity discrepancy shall be charged to Buyer and Seller on a 50/50 basis.
5.3.2 Railcar shipments: With respect to railcar shipments, the following shall apply: The quantity of all bulk rail and truck deliveries will be determined by Seller by outage tables with corrections for temperature. Rail cars are considered full when filled to the maximum legal weight. Buyer will promptly unload each shipment at its own risk and expense, including any detention or demurrage charges. In the event that the measured quantity at the loading location differs by one-half percent (0.5%) or less from the quantity measured at the destination, Buyer agrees to accept the discrepancy without adjustment to the delivered quantity. In the event that the measured quantity at the loading location differs from the quantity measured at the destination by more than one-half percent (0.5%), Buyer and Seller will notify the other as soon as the discrepancy is identified and (i) either Party may initiate its own investigation and the other Party will reasonably cooperate or (ii) the Parties will have a loss investigation utilizing a mutually agreeable independent third party if requested by either Party (or, if the Parties cannot agree, any recognized regional or global independent surveyor chosen by Seller). The attached Rail Car Lease identified as Attachment 3, is made a part of this Contract.
5.4 Quality Determination:
Seller (at its cost) shall determine the quality of Product by sampling and/or testing according to tests and test methods as defined in the Specifications at the place of loading or if such Specifications do not contain Seller’s applicable tests and test methods, by sampling and testing according to Seller’s customary tests and test methods at the place of loading. In addition, if the vessel used to ship the Product is not dedicated to the shipment of butadiene, Seller shall follow

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
its normal procedures as may be necessary to inspect and clean the vessel prior to loading so the vessel is in a condition that is appropriate for the shipment of Product. In the event that Buyer has cause to complain that the quality of Product loaded on the barge or in the railcar to it pursuant to this Contract does not comply with the applicable Specifications, Buyer shall immediately after the date when the non-compliance was discovered or reasonably should have been discovered, but no later than ninety (90) calendar days after the loading date, give written notice to Seller specifying the nature of its complaint. The Parties agree to negotiate in good faith in respect of any complaint notified to Seller in accordance with this provision. In the absence of any agreement to resolve the complaint, the Parties shall appoint a mutually acceptable independent surveyor to investigate whether the quality of Product as loaded on the barge complied with the Specifications (or, if the Parties cannot agree, any recognized regional or global independent surveyor chosen by Seller). The results of the measurements, sampling and testing by the independent surveyor under this provision with respect to quality shall, in the absence of fraud or clear error, be final and binding as to the quality of the Product loaded. Each Party shall bear its own internal costs associated with any quality dispute, but the costs of any third party to investigate a quality issue under this provision shall be charged to Buyer and Seller on a 50/50 basis.
ARTICLE 6: Price
6.1 Price: The price for Product for a given calendar month shall be [***] [Confidential Treatment Requested] (the “Product Price”). Buyer shall pay Seller the Product Price for Product minus any applicable discount (“Purchase Price”) in accordance with the provisions of this Contract.
6.2 Price Discount: Seller will grant Buyer a discount off the Product Price as shown in Attachment 2.
6.3 Freight Charge: Freight Terms are FOB Belpre, OH, barge freight prepaid and delivered. Seller will charge Buyer the actual charges incurred for rental, towing and cleaning of such barges as such charges are incurred.
ARTICLE 7: Invoice and Payment
Seller will consolidate Buyer’s individual purchases of Product under this Contract each calendar month on an invoice for that month. Buyer shall pay the consolidated invoice amount to reach Seller’s nominated bank account no later than fifteen (15) calendar days from the date of invoice in United States dollars net of all bank charges and without deduction, withholding or setoff into Seller’s nominated bank account by wire transfer as follows:
SHELL CHEMICAL LP
[***] [Confidential Treatment Requested]
or at such other place as Seller may specify by written notice to Buyer. Where the last day for Buyer’s payment falls on any day which is not a banking day in the place designated by Seller for

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
payment, then any such payment shall be made on the nearest preceding banking day. Without prejudice to Seller’s other rights, any late payment by Buyer will bear simple interest at the prime rate of interest published under “Money Rates” quoted on the due date (or closest date to the due date if not quoted on the due date) by the Wall Street Journal, [***] [Confidential Treatment Requested] from the due date until the date of payment, but such rate shall be capped at the maximum rate allowed by the law governing this Contract. Notwithstanding the foregoing, Buyer may withhold from payment the portion of any amount that is disputed without incurring interest pending the final outcome of any applicable dispute resolution proceedings or settlement provided Buyer gives Seller immediate written notice of the dispute; however, if it is determined that any part of the disputed amount was properly due, Buyer shall pay the amount plus interest (as determined for late payments above) on that amount from the original due date.
ARTICLE 8: Warranty and Disclaimer of Warranties
Seller warrants that Product will conform to the Specifications set forth in the applicable Attachment 1A or 1B at the time of loading into the barge at Seller’s barge loading facility. SELLER MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND CONCERNING THE PRODUCT, WHETHER OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE, AND NONE SHALL BE IMPLIED.
ARTICLE 9: Force Majeure
Neither Party shall be in breach of this Contract or otherwise be liable to the other Party for its failure to fulfill any term of this Contract, other than the obligation to pay any sum when due, if and to the extent that such fulfillment has been delayed, hindered, curtailed or prevented by a “Force Majeure Event”, meaning any of the following:
(a) any act of God, fire, explosion, landslide or earthquake; or
(b) any storm, hurricane, flood, tidal wave or other adverse weather condition; or
(c) any war (whether declared or not), revolution, act of civil or military authority, riot, blockade, embargo, trade sanction, terrorism, sabotage, or civil commotion; or
(d) any epidemic or quarantine restriction; or
(e) any strike, lock-out or labor dispute from whatever cause (whether or not Seller, Seller’s supplier, Buyer or Buyer’s supplier, as the case may be, is a party thereto or might be able to influence or procure the settlement thereof); or
(f) any compliance with any law, regulation or ordinance or with any order, demand or request of any international, national, local or other port, transportation or governmental authority or agency or any body or person purporting to be or to act for such authority or agency or any corporation directly or indirectly controlled by any of them; or
(g) any unavailability of or interference with the usual means of transporting Product; or
(h) any unplanned shutdown or shutdown in anticipation of a breakdown or malfunction affecting the plant; or
(i) any Seller’s inability to acquire from its usual supply sources for this Contract or on terms it deems to be reasonable Product or any material, labor, service, utility or facility necessary for

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
manufacturing the Product; or
(j) any Buyer’s inability to acquire from its usual supply sources on terms it deems to be reasonable any material, labor, service, utility or facility necessary for consuming the Product; or
(k) any circumstance or event outside the Party’s reasonable control.
When a Force Majeure Event results in a shortfall of Product available to meet all Seller’s supply obligations, Seller may apportion any reduced quantity of Product among itself and its customers and Affiliates in any manner it determines to be fair and reasonable, and, such determination shall take into account, in addition to other factors at Seller’s discretion, that Buyer is a [***] [Confidential Treatment Requested] under written contract with Seller, and Buyer may not have as much access to alternative Product supply as customers who have more than one source of supply. Seller shall not be required to acquire Product to replenish any shortfall in Product arising as a result of a Force Majeure Event. Should Seller acquire any quantity of Product following a Force Majeure Event, Seller may use or distribute, without apportioning, such Product at Seller’s sole discretion. Buyer may acquire any shortfall quantity of Product from other sources at Buyer’s own risk and cost. Any quantity of Product consequently not delivered will be deducted from any applicable remaining quantity obligation under this Contract unless the Parties agree otherwise in writing. The Party whose ability to perform its obligations under this Contract is affected by a Force Majeure Event shall promptly notify the other Party in writing with reasonable details of such event. The affected Party shall give prompt notice to the non-affected Party of the end of the Force Majeure Event, and shall resume full performance under the Contract as soon as reasonably possible. No Force Majeure Event shall have the effect of extending the term of the Contract or of terminating the Contract unless agreed by the Parties in writing.
ARTICLE 10: Health, Safety, Security and Environment; Product Stewardship
10.1 Seller will furnish Buyer with Material Safety Data Sheets, which include health, safety and other hazard communication information on Product consistent with regulatory requirements. Buyer will disseminate appropriate health, safety and other hazard communication information to all persons Buyer foresees may be exposed to Product (including but not limited to Buyer’s employees, contractors and customers). If Product is further processed, mixed or incorporated into another product, Buyer will likewise disseminate appropriate health, safety and other hazard communication information to all persons Buyer foresees may be exposed.
10.2 Seller shall have the opportunity during Buyer’s normal business hours to conduct a product stewardship site review of Buyer’s receipt, storage and handling facilities for Product at periodic intervals of once every three (3) years during the term of this Contract and Buyer agrees to provide reasonable cooperation. Seller agrees that any of its representatives visiting Buyer’s site shall do so in accordance with all of the respective security and safety measures at Buyer’s facility.
ARTICLE 11: Indemnity, Limitations of Liability and Notice of Claims
11.1 Indemnity:

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
(a) Buyer will indemnify, defend, and hold harmless Seller, its Affiliates, directors and employees, against any liability (whether strict, absolute or otherwise) for any claim, loss, damage, cost, and expense, including but not limited to reasonable attorneys’ fees and other costs of litigation on account of any injury, disease or death of persons (including, but not limited to, Buyer’s employees) or damage to property (including, but not limited to, Buyer’s property) arising out of or in connection with:
i.	Buyer’s unloading, storage, handling, sale, use or disposal of the Product (except to the extent caused by Seller’s negligence); and/or

ii.	Any failure by Buyer to disseminate safety and health information as provided in Article 10: Health, Safety, Security and Environment.
(b) Seller shall indemnify, defend, and hold harmless Buyer, its Affiliates, directors and employees, against any liability (whether strict, absolute or otherwise) for any claim, loss damage, cost and expense including but not limited to reasonable attorneys’ fees and other costs of litigation on account of any injury, disease or death of persons (including but not limited to Seller’s employees) or damage to property (including but not limited to Seller’s property) arising out of or in connection with:
i.	Seller’s storage, or handling of the Product prior to delivery (except to the extent caused by Buyer’s negligence); and/or

ii.	Any failure by Seller to disseminate safety and health information as provided in Article 10, Health, Safety, Security and Environment.
11.2 Limitations of Liability:
Notwithstanding anything to the contrary in this contract, Seller’s and any of Seller’s Affiliates total liability to Buyer for any claim arising out of or in connection with this Contract for breach of contract, breach of warranty, breach of statutory duty or negligence (INCLUDING, BUT NOT LIMITED TO, SELLER’S NEGLIGENCE) or other tort, whether by virtue of strict liability or otherwise, will not exceed 1.25 times the Purchase Price of the relevant delivery of Product if delivered, or if the above breach of Contract consists of a failure to deliver, [***] [Confidential Treatment Requested] the Purchase Price of the Product had it been delivered and invoiced; except with respect to Seller’s obligation to indemnify Buyer for claims subject to Section 11.1(b) hereof which shall not be subject to any such limitation or cap on liability.
No Party (EVEN IF NEGLIGENT) will be liable to the other Party for loss of production, loss of use, loss from business interruption, loss of profit, loss of business, loss of goodwill or reputation, or wasted expenditure or for any incidental, indirect, special, consequential, or punitive cost, expense, loss or damage of any kind.
11.3 Notice of Claims:
Except with respect to a claim that Product fails to comply with the Specifications in Article 5.4, any other claim (without prejudice to applicable provisions for demurrage claims) by Buyer arising out of or in connection with this Contract shall be provided to Seller by written notice setting forth fully the facts on which it is based as promptly as practicable after the date when the

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
facts were discovered or reasonably should have been discovered, but in any event no later than one hundred (100) calendar days after the date of receipt of the applicable Product at the Facility. Buyer unconditionally waives any and all claims that are not made during the requisite period required by this Contract and Seller shall not be obliged to accept any such claims made after such period.
ARTICLE 12: Failure to Pay and Remedies
If Buyer fails to pay any amounts due to Seller hereunder in accordance with the terms for such indebtedness (except disputed amounts withheld in accordance with Article 7 hereof) Seller may, in addition to any other remedies, postpone or withhold the supply of Product, change payment terms, cancel and/or terminate this Contract by written notice to Buyer. Notwithstanding any provision in this Contract, Seller shall have no obligation to pay any rebate or provide any allowance or credit to Buyer if Buyer has not paid Seller by the payment date as required by this Contract (except disputed amounts withheld in accordance with Article 7 hereof). In the event that either Party breaches any term or condition of this Contract, the breaching Party will reimburse the non-breaching Party for all costs and expenses related to the non-breaching Party’s claim with respect to such breach, including but not limited to reasonable attorneys’ fees. The remedies provided in this provision are in addition to any and all other remedies available to either Party under this Contract.
ARTICLE 13: Credit
On Seller’s request, Buyer will submit financial performance data at six (6) month intervals to the Seller in sufficient detail as is necessary for the Seller to form a clear judgment over the financial health of the Buyer. If Seller determines that additional discussion is necessary, an open dialogue will then take place between appropriate financial representatives of the Buyer and the Seller with the aim of establishing continued confidence on the part of the Seller to continue sales of Product under the terms in this Contract. Seller reserves the right to request the provision of the aforementioned financial performance data at any time outside the normal six (6) month process. Should the creditworthiness or financial capability of Buyer become unsatisfactory in the judgment of Seller at any time during the term of this Contract, Seller may require advance cash payment or other credit security measures to the satisfaction of Seller prior to delivery of Product and such requirement shall not constitute a change to the payment terms of this Contract. Where credit security measures are required (e.g. letter of credit), Buyer shall bear the cost of the security. The supply of Product may be postponed or withheld until such advance cash payment is received or credit security measure(s) is implemented. Anything in this Article 13 to the contrary notwithstanding, if Seller implements any changes in Buyer’s credit in accordance with this Article 13, which in Buyer’s judgment is unacceptable to Buyer, Buyer shall be entitled to terminate this Contract on ninety (90) days prior written notice to Seller and Buyer shall pay Seller for all Product in consignment or already delivered to Buyer as of the termination date.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
ARTICLE 14: Tax
Any tax (other than on income), duty or other governmental charge now or hereafter imposed upon Seller on the transportation, sales or use of the Product will be paid by Buyer in addition to the price.
ARTICLE 15: E-business
Buyer and Seller will co-operate in establishing cost effective and mutually acceptable methods of conducting business electronically in support of this Contract.
ARTICLE 16: Notices and Contacts
Any notice related to this Contract, and required or permitted to be given under this Contract by one Party to the other shall only be effective if in writing, addressed to the other Party as provided below, and either (i) delivered in person, (ii) sent by facsimile with confirmation statement of transmission, (iii) delivered by registered mail or (iv) delivered by private, prepaid commercial courier. A Party may change its designated recipient(s) of notices and/or address(es) for notices under this provision by written notice to the other Party. It is further provided however that Buyer may provide written notice by email to Seller of Buyer’s quantity nominations, estimates and forecasts of Product required under this Contract unless Seller otherwise directs by written notice to Buyer. Any such email notice shall be sent to the person(s) designated by Seller in this Contract or otherwise provided by Seller in an email or other method of notice permitted under this Contract.
To Buyer:
KRATON Polymers U.S. LLC
15710 John F Kennedy Blvd
Suite 300
Houston, Texas 77032
Fax: 281-504-4769
Attn: Global Monomers Purchasing Manager
To Seller:
Shell Chemical LP
P.O. Box 2463
Houston, TX 77252-2463
Or
910 Louisiana Street
Houston, TX 77002
Fax: (713) 241-6465
Attn: Sales Director, C4/C5 Olefins
ARTICLE 17: Compliance with Laws

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Each Party, in the performance of this Contract, shall comply with all applicable laws and governmental rules, regulations and orders.
ARTICLE 18: Governing Law and Dispute Resolution
THIS CONTRACT AND ANY DISPUTE OR CLAIM OF WHATEVER NATURE ARISING OUT OF OR IN CONNECTION WITH IT WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. The United Nations Convention on Contracts for the International Sale of Goods is excluded. All and any disputes or claims arising out of or in connection with this Contract including, but not limited to, any question regarding its interpretation, existence, validity or termination, shall be exclusively referred to and finally resolved by the appropriate State and Federal courts in Harris County, Texas and the Parties waive any objection to such proceedings on the grounds of venue or on the grounds that the proceedings have been brought in an inappropriate forum. Each Party stipulates that such courts shall have in personam jurisdiction over each of them for the purpose of litigating any dispute or claim arising out of or in connection with this Contract.
ARTICLE 19: General
19.1 Exporter of Record
Notwithstanding anything to the contrary contained in this Contract, if the Product covered by this Contract is to be exported from the United States of America, the Buyer shall, for purposes of this Contract, be the “exporter of record” as that term is used by U.S. Customs and/or the Bureau of Industry and Security (“BIS”) and shall comply with all regulations (including, but not limited to, those related to reporting, filing and record keeping) of U.S. Customs and/or the BIS. In the event Buyer exports any Product, Buyer shall indemnify and hold harmless Seller from any and all costs arising from any and all anti-dumping claims or investigations resulting from Buyer’s export of Product.
ARTICLE 20: Assignment
Neither this Contract (including, but not limited to, all rights, duties and obligations hereunder) nor any claim against Seller or Buyer arising directly or indirectly out of or in connection with this Contract will be assignable by Seller or Buyer or by operation of law, without the prior written consent of the other Party and such consent not to be unreasonably withheld; except, that (i) Buyer shall be entitled to assign this Contract to a purchaser or successor of Buyer’s assets at the Facility at which Product delivered hereunder is being consumed, unless in Seller’s reasonable judgment such purchaser or successor presents an unacceptable credit risk to Seller and (ii) Seller shall be entitled to assign this Contract to a purchaser of or other successor to a significant portion of Seller’s assets involved in the manufacture of Product at Seller’s Norco, Louisiana site. Notwithstanding anything to the contrary in this Article 20, either Party may assign any right or benefit under this Contract to an Affiliate without the consent of the other Party.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
ARTICLE 21: No Waiver
No waiver or failure to exercise any option, right or privilege under the terms of this Contract by either of the Parties hereto on any occasion or occasions shall be construed to be a waiver of the same option, right or privilege or of any other option, right or privilege on any other occasion.
ARTICLE 22: Survival
All provisions with respect to payment obligations, disclaimer of warranties, waivers of claims, indemnification, limitations of liability, notice of claims, tax, governing law and dispute resolution, assignment, no waiver and entire agreement and release shall survive the expiration or termination of this Contract.
ARTICLE 23: Headings
The headings in this Contract are used for ease of reference only and shall not be taken into account in the construction or interpretation of any provision to which they refer or of this Contract.
ARTICLE 24: Amendments
This Contract may not be amended or modified orally and no amendment or modification shall be effective unless it is in writing and signed by the authorized representatives of each of the Parties.
ARTICLE 25: Entire Agreement and Release
Each Party acknowledges that it has not relied upon any pre-contractual statements in agreeing to enter into this Contract. This Contract contains the entire agreement of Seller and Buyer relating to the subject matter of this Contract, and supersedes and extinguishes any other documents or pre-contractual statements (whether oral or written) related to the same subject matter not expressly repeated in this Contract. Further, this Contract terminates all prior contracts between Seller and Buyer concerning the same Product and each Party releases the other from all claims arising in connection with any such prior contracts except for any indebtedness or indemnity obligation of Buyer to Seller. Neither this Contract nor any document supplementing or amending this Contract will be binding unless signed by both Parties, and performance prior to such execution will not constitute a waiver of this requirement.
EFFECTIVE ONLY if signed by Buyer and returned within thirty (30) calendar days of April 25, 2006 and then signed by Seller. Any shipment of Product made during the period of this Contract, but prior to execution, will be deemed to have been made under the terms hereof once the Contract is signed.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

KRATON POLYMERS U.S. LLC		SHELL CHEMICAL LP

By:	/s/ David A. Bradley	By:	/s/ R. Terry Schieber

David A. Bradley		R. Terry Schieber
Vice President of Operations		Sales Director, C4/C5 Olefins

Date:	April 30, 2006	Date:	April 26, 2006

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Attachment 1A
1,3 Butadiene Specifications

These specifications apply when Product is supplied from a Seller owned facility.

Specification
Min.
Specification Property	UOM	Limits	Max. Limits	Test Method

[***] [Confidential Treatment Requested]		Clear Colorless Liquid free of entrained matter		Visual

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	%w	[***] [Confidential Treatment Requested]		[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

Specification
Min.
Specification Property	UOM	Limits	Max. Limits	Test Method

[***] [Confidential Treatment Requested]	%w		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	%v		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

(1)	[***] [Confidential Treatment Requested]

(2)	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Attachment 1B
1,3 Butadiene Specifications
These specifications apply when Product is supplied from a non-Seller owned facility.

Specification
	Unit Of	Min.	Max.
Specification Property	Measure	Limits	Limits	Test Method

Appearance (1)		Clear & Free of Entrained Matter		Visual

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	%w	[***] [Confidential Treatment Requested]		[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	%w		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw	[***] [Confidential Treatment Requested]		[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw	[***] [Confidential Treatment Requested]		[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw	[***] [Confidential Treatment Requested]		[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

Specification
	Unit Of	Min.	Max.
Specification Property	Measure	Limits	Limits	Test Method

[***] [Confidential Treatment Requested]	%v		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	%w		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	ppmw		[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

(1)	[***] [Confidential Treatment Requested]

(2)	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Attachment 2
Butadiene Product Price / Discount Schedule

BD USGC
Marker Price
in cents per				Purchase
pound (“cpp”)	% discount		cpp discount	Price

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

BD USGC
Marker Price
in cents per				Purchase
pound (“cpp”)	% discount		cpp discount	Price

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

BD USGC
Marker Price
	in cents per				Purchase
	pound (“cpp”)	% discount		cpp discount	Price

	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

Effective January 1, 2007	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

May 1 – December 31, 2006	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]

[***]	[Confidential Treatment Requested]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Attachment 3
BARGE DELIVERIES TO BUYER’S FACILITY
a.	Seller shall provide Buyer notification (via fax, radio, telephone, e-mail) as deemed necessary by the Seller or when Buyer requests such information prior to arrival of the barge at Joe S. Towing (Neales Fleet) in Vienna, WV.

b.	When the barge has arrived at Neales Fleet and is ready to discharge Product, the barge operator shall give the Buyer notice of arrival and readiness by radio or telephone.

c.	Buyer shall provide a discharging berth at Buyer’s Facility, free of wharfage or dockage charges, to which a barge may safely proceed, at which it may safely lie and from which it may safely depart.

d.	Laytime shall commence when notice of arrival is given and shall end when the cargo on the last barge has been discharged and all hoses are disconnected. Unless otherwise notified, allowed laytime permitted Buyer for discharging without charge shall be [***] [Confidential Treatment Requested] per barge, or equal to the hours contained in marine contract with towing company, whichever is the lesser. After laytime has expired, Seller may charge Buyer for demurrage delays caused by Buyer at the rate contract rate then in effect per hour. For the avoidance of doubt, Seller acknowledges and agrees that Seller shall not be entitled to charge Buyer for demurrage delays, to the extent caused by any event outside the reasonable control of Buyer.

e.	If required, Seller shall provide a licensed offloading tankerman (selected and approved by the Buyer) to secure the shore offloading hoist to the barge, and the Seller shall bear the charges. Seller shall pay reasonable shifting and fleeting charges. If the offloading terminal requires tug standby during the offloading operation solely because the physical structure of the barge prevents the barge from being safely accommodated at the berth, any additional charges for this service shall be borne by Seller.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
Attachment 4
RAIL CAR LEASE AGREEMENT
This Lease becomes a part of the Contract upon execution of the Contract and, unless otherwise specifically provided herein, applicable provisions of the Contract (e.g., Excuses for Nonperformance, Notices, Governing Law, Assignment) shall be deemed included in this Lease. Any terms used in this Lease which are defined in the Contract are intended to have the same meaning when used in this Lease.
1. PERIOD. This Lease shall be in effect from the date of the Contract and will continue in effect for the duration of the Contract to which it is attached; otherwise, the Lease may be terminated by either party at any time by giving the other party at least 15 days written notice.
2. LEASE. Each private Railroad car in which Seller, during the continuance of this Lease, ships Products to Buyer’s destination, shall automatically become and be subject to this Lease from the time when said car is delivered by Seller to a Railroad for transportation to Buyer until the time when said car is actually released empty by Buyer to a Railroad; but said car shall be deemed to be in Buyer’s possession only when it is actually or constructively placed for Buyer’s use.
3. USE-DETENTION. Buyer’s use of cars under this Lease is restricted to the initial transportation of the Products shipped therein, and for temporary storage of said Products while in Buyer’s possession. Buyer shall not be entitled to any mileage allowances accruing with respect to said car. If Buyer uses the car(s) for other transportation needs without Seller’s prior approval, then Buyer’s possession for detention purposes will not terminate until the receipt and acceptance of car(s) at Seller’s designated delivery location. For each full or fractional calendar day during which any car remains in Buyer’s control beyond the free time specified below for the type of car, Buyer shall pay Seller on demand a detention charge at the daily rate specified for said car. Calculation of free time will commence with the constructive placement of the car by a Railroad until Lessee releases empty car to a Railroad. The daily rate specified is subject to change by Seller on at least 30 days written notice:

Car Type	Free Time	Daily Rate

Pressure Tank Car	[***] [Confidential Treatment Requested]	[***] [Confidential Treatment Requested]
4. DAMAGE. If any car is in any respect damaged or defective when it enters Buyer’s possession, in addition to providing written notice, Buyer shall promptly notify Seller by calling (713)241-3345, and also notify the delivering Railroad. If no such notice is given, Lessee is deemed to have accepted the car in the condition in which delivered. Buyer shall not undertake

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”
any repair of or other work on said car(s) (except for emergency repairs) without Seller’s prior approval. When possession of any car is surrendered by Buyer, it shall be in as good condition as when received by Buyer, excepting reasonable wear and tear. Buyer will be responsible for any missing parts, damage or destruction of said car while in Buyer’s possession.
5. INDEMNIFICATION. Buyer shall defend (if said defense is tendered to Buyer), indemnify and hold Seller harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys’ fees) arising out of or in connection with the use of any car pursuant to the terms of this Lease, except claims, liabilities, losses, damages, costs and expenses (i) to the extent one or more Railroads have assumed full responsibility or (ii) to the extent resulting from the active negligence or willful misconduct of Seller.